Exhibit 25.2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

NEW YORK	13-5160382
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

ONE WALL STREET
NEW YORK, NEW YORK	10286
(Address of principal executive offices)	(Zip Code)

Not Applicable

(Name, address and telephone number of agent for service)

CNOOC LIMITED

(Exact name of obligor as specified in its charter)

Hong Kong	Not Applicable
(State or other jurisdiction of	(IRS Employer
corporation or organization)	Identification No.)

65th Floor, Bank of China Tower

One Garden Road, Central

Hong Kong

(Address of principal executive offices)

CNOOC NEXEN FINANCE (2014) ULC

Nova Scotia, Canada	Not applicable
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

65th Floor, Bank of China Tower

One Garden Road, Central

Hong Kong

(Address of principal executive offices)

Debt Securities

(Title of the Indenture securities)

Item 1. General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, N.Y. 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Item 16. List of Exhibits.

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority (Exhibit 7 to Form T-1 filed with Form T-3/A File Number 022-28986).

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Hong Kong, and State of Hong Kong on this 22nd day of April, 2014.

THE BANK OF NEW YORK MELLON

By:	/s/ Vivian Hui
Name: Vivian Hui
Title: Vice President

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